Offerings - Offering: 1	Nov. 25, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 2,700,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 372.87
Offering Note	(1) Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 111,581 Shares (approximately 3.5% of the net assets of the Fund as of October 31, 2025) based on a net asset value per Share as of close of business on October 31, 2025 of $24.20.